                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                              CYGNUS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                                                  March 22, 2001

Dear Cygnus Stockholders:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Cygnus, Inc. ("Cygnus" or the "Company"), which will be held on May 3, 2001, at 10:00 a.m. local time, at Holbrook-Palmer Park, 150 Watkins Avenue, Atherton, California 94027.

    At this year's Annual Meeting, you will be asked to re-elect five directors for the next year and ratify the re-appointment of Ernst & Young LLP as the Company's independent auditors. The accompanying Notice of Annual Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

    Also included in this package are Cygnus' 2000 Annual Report and Form 10-K. The Annual Report is in summary form and contains our letter to stockholders and highlights of operations. You will find the Company's audited consolidated financial statements included as part of the Form 10-K.

    Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by giving notice and voting in person at the Annual Meeting.

    I hope to see you at the Annual Meeting. Should you require directions to the Annual Meeting, please contact the Company's headquarters at
(650) 369-4300.

                                          Sincerely yours,

                                          /s/ John C. Hodgman

                                          John C Hodgman
                                          Chairman, President and Chief
                                          Executive Officer
                                          CYGNUS, INC.

                                  CYGNUS, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 3, 2001

                             ---------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Cygnus, Inc., a Delaware corporation ("Cygnus" or the "Company"), will be held on May 3, 2001, at 10:00 a.m. local time, at Holbrook-Palmer Park, 150 Watkins Avenue, Atherton, California 94027 to act on the following matters:

1. To re-elect five directors of the Company to serve until the next Annual Meeting or the election of their successors.

2. To ratify the re-appointment of Ernst & Young LLP to serve as the Company's independent auditors.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on March 8, 2001 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the corporate offices of the Company.

    All stockholders are cordially invited to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Barbara G. McClung

                                          Barbara G. McClung
                                          SECRETARY

                                          Redwood City, California

                             YOUR VOTE IS IMPORTANT.
 TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED A PROXY.

                                  CYGNUS, INC.
                              400 PENOBSCOT DRIVE
                         REDWOOD CITY, CALIFORNIA 94063

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 3, 2001

                            ------------------------

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Cygnus, Inc., a Delaware corporation ("Cygnus" or the "Company") for use at the Annual Meeting of Stockholders to be held on May 3, 2001, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein (the "Annual Meeting"). The Annual Meeting will be held at Holbrook-Palmer Park, 150 Watkins Avenue, Atherton, California 94027. These proxy solicitation materials were mailed on or about March 29, 2001 to all stockholders entitled to vote at the Annual Meeting.

PROXIES AND SOLICITATION COSTS

    The enclosed proxy is solicited by the Company's Board of Directors and, when the proxy card is properly completed and returned, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted "FOR" Proposals 1 and 2 described in the accompanying Notice and this Proxy Statement and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Company, Attention: Chief Financial Officer, at 400 Penobscot Drive, Redwood City, CA 94063, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

    The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers, regular employees or outside vendors in person or by telephone, facsimile or email. No additional compensation will be paid to directors, officers or other regular employees for such services.

RECORD DATE, SHARE OWNERSHIP AND VOTING

    Only holders of Common Stock of record at the close of business on March 8, 2001, the record date and time fixed by the Board of Directors, are entitled to receive notice of and to vote at the Annual Meeting. At the record date, 27,893,905 shares of Common Stock were issued and outstanding and there were 642 stockholders of record. Each holder of shares of Common Stock is entitled to one vote on each of the proposals presented in this Proxy Statement for each share of Common Stock held on the record date.

    A majority of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors will be elected by plurality vote. The matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The five nominees for election as directors at the 2001 Annual Meeting of Stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the

Company's Common Stock entitled to vote at that meeting shall become directors at the conclusion of the tabulation of votes. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present or represented for purposes of determining the existence of a quorum regarding the item on which the abstention is noted. However, if shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, as well as persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms which they file pursuant to
Section 16(a). Based solely on its review of the copies of such forms received by it and representations from certain reporting persons that no filings were required for such persons, the Company believes that its officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements for the 2000 fiscal year, with the following exceptions: Mr. Ackerman filed two late reports representing three separate transactions, Mr. Carlson filed one late report representing four separate transactions and Mr. Hodgman filed one late report representing one transaction.

AUDIT FEES

    The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2000 were $141,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

    No fees were billed by Ernst & Young LLP for fiscal year 2000 for professional services rendered for financial information systems design and implementation.

ALL OTHER FEES

    The aggregate fees billed by Ernst & Young LLP for fiscal year 2000 for professional services other than for audit services or for financial information systems design and implementation were $190,535.

                            ------------------------

    THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL. IN COMPLIANCE WITH RULE 14A-3 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO ANY PERSON, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO CYGNUS, INC., ATTENTION: CORPORATE COMMUNICATIONS, 400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA 94063.

                     PROPOSAL ONE--RE-ELECTION OF DIRECTORS

    A Board of five directors will be elected at the 2001 Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees to the Board of Directors named below. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the proxy holders to fill such vacancy. However, it is not expected that any nominee will be unable or will decline to serve as a director. If a nomination is made to elect an individual to the vacant position on the Board, the proxy holders will propose a nominee to fill such position and vote all proxies received by them to ensure the election of as many of the Company's nominees as possible. If stockholders nominate persons other than the Company's nominees for election as directors, the proxy holders will vote all proxies received by them to ensure the election of as many of the Company's nominees as possible. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until the director's successor has been elected. The Company's Bylaws fix the Board at seven directors. Following the Annual Meeting, there will be two vacancies on the Board.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

                                                                                                   DIRECTOR
NAME OF NOMINEE                          AGE                   PRINCIPAL OCCUPATION                 SINCE
---------------                        --------   -----------------------------------------------  --------
Frank T. Cary........................     80      Former Chairman and Chief Executive Officer of     1992
                                                  International Business Machines Corporation

John C Hodgman.......................     46      Chairman of the Board of Directors, President      1998
                                                  and Chief Executive Officer of Cygnus

Andre F. Marion......................     65      Vice Chairman of the Board of Directors of         1994
                                                  Cygnus, Former Vice President of The
                                                  Perkin-Elmer Corporation; Former Chairman and
                                                  Chief Executive Officer of Applied Biosystems,
                                                  Inc.

Richard G. Rogers....................     72      Former President and Chief Operating Officer of    1989
                                                  Syntex Corporation

Walter B. Wriston....................     81      Former Chairman and Chief Executive Officer of     1992
                                                  Citicorp/Citibank, N.A.

BUSINESS EXPERIENCE OF NOMINEES FOR RE-ELECTION AS DIRECTORS

    Mr. Cary has served as a director of Cygnus since July 1992. He was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation ("IBM") from 1973 until 1981. Mr. Cary is also a director of Celgene Corporation, ICOS Corporation, Lexmark International, Inc. and VION Pharmaceuticals, Inc.

    Mr. Hodgman, Chairman of the Board, President and Chief Executive Officer of Cygnus, has served as a director since August 1998. He was President, Cygnus Diagnostics from May 1995 to August 1998, for which he was responsible for all commercialization efforts for the GlucoWatch-Registered Trademark- Biographer, and was also Chief Financial Officer. Mr. Hodgman joined Cygnus in August 1994 as Vice President, Finance and Chief Financial Officer. Prior to joining Cygnus, Mr. Hodgman served as Vice President of Operations and Finance and Chief Financial Officer for Central Point Software, a personal computer and networking software company. Prior to that, he was the Vice President of Finance and Administration and Chief Financial Officer of Ateq Corporation.

    Mr. Marion was appointed Vice Chairman of the Board of Directors of Cygnus in August 1998. He has served as a director of Cygnus since August 1994.
Mr. Marion was a founder of Applied Biosystems, Inc., a supplier of instruments for biotechnology research, and served as its Chairman of the Board of Directors and Chief Executive Officer from 1981 until February 1993, when it merged with The Perkin-Elmer Corporation, a manufacturer of analytical instruments.
Mr. Marion served as Vice President of The Perkin-Elmer Corporation and President of its Applied Biosystems Division until his retirement in February 1995. Mr. Marion is also a director of Molecular Devices Corp., Applied Imaging Corporation, Aclara BioSciences, Inc. and several private companies.

    Mr. Rogers has served as a director of Cygnus since October 1989. He was President and Chief Operating Officer of Syntex Corporation, a pharmaceutical company, from 1982 until his retirement in 1985.

    Mr. Wriston has served as a director of Cygnus since July 1992. He was Chairman of the Board of Directors of Citicorp/Citibank, N.A. from 1970 through 1984 and its Chief Executive Officer from 1967 until his retirement in 1984. Mr. Wriston is also a director of ICOS Corporation, VION Pharmaceuticals, Inc., and one private company.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held five regularly scheduled meetings during the 2000 fiscal year. Each of the nominees who was a director during the entire fiscal year attended or participated in 75% or more of the aggregate number of meetings of the Board of Directors and the committees of the Board on which the director served. The Board of Directors has an Audit Committee, a Compensation Committee and an Employee Stock Option Committee. There is no nominating committee or any committee performing the functions of a nominating committee.

    The Audit Committee, which consisted of independent non-employee directors Wriston (chair), Cary, Marion and Rogers, in fiscal 2000 held two regularly scheduled meetings. The principal functions and responsibilities of the Audit Committee are to oversee the Company's financial reporting processes on behalf of the Board of Directors and to report the results of its activities to the Board. The members of the Audit Committee are independent as defined under rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee has determined that the provision of non-audit services by the auditor is compatible with maintaining the auditor's independence. The Board of Directors has adopted a written Charter for the Audit Committee. This Charter is included as Appendix A to this Proxy Statement.

    The Compensation Committee, which also consisted of independent non-employee directors Cary (chair), Marion, Rogers and Wriston, in fiscal 2000 held one regularly scheduled meeting and two special meetings. The Compensation Committee establishes the Company's executive compensation policy, approves the bonus plans and incentive option plans, and grants stock options and stock bonuses to officers.

    The Employee Stock Option Committee, which consisted of director Hodgman, took action by written consent on seven separate occasions in fiscal year 2000. The Employee Stock Option Committee was established by the Board of Directors in mid-1992 to grant stock options to the Company's employees (other than officers of the Company) and consultants under the Company's stock plan, and such Committee is currently responsible for making grants under the Company's 1999 Stock Incentive Plan (the "1999 Plan").

COMPENSATION OF DIRECTORS

    All non-employee directors of the Company receive $3,750 per fiscal quarter, a $1,000 fee for each Board meeting and a $500 fee per committee meeting. Non-employee directors are also eligible to receive periodic stock option grants under the Automatic Option Grant Program in effect for them under the Company's 1999 Plan. Automatic option grants are made under the 1999 Plan as follows:
(i) on the first trading day in June of the year the non-employee Board member is first elected or appointed as such, he or she will automatically receive an option grant for 6,000 shares of Common Stock, and (ii) on the first trading day in June of each subsequent year that such person continues to serve as a non-employee Board member, he or she will automatically receive an additional option for that number of shares which is equal to 110% of the shares that were subject to the previous year's grant. In addition, any person who becomes a non-employee Board member after the first trading day in June but before December 31 of any year will receive his or her initial automatic grant on the date of his or her initial election or appointment to cover the option that person would have received on the first trading day in June of that year had the Board member then been eligible. Each automatic option grant under the 1999 Plan has a price equal to 100% of the fair market value of the Common Stock on the option grant date and becomes exercisable for the option shares on the first anniversary of such grant date.

    On June 1, 2000, directors Cary, Rogers and Wriston each received an automatic option grant under the 1999 Plan for 12,862 shares, and director Marion received an automatic grant for 11,693 shares. Each such grant has an exercise price per share equal to $8.312, the fair market value of the Common Stock on the grant date, and has a term of ten (10) years measured from such grant date. The options become exercisable for all the option shares on the first anniversary of the grant date, subject to earlier termination in the event of the optionee's cessation of Board service prior to such time. In addition, the options will immediately accelerate in full upon an acquisition of the Company, unless the options are assumed by the successor corporation.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The Company's Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. Each director and officer of the Company has entered into a separate indemnification agreement with the Company.

STOCKHOLDER APPROVAL

    The affirmative vote of the holders of a majority of the Company's voting stock present in person or represented by proxy and entitled to vote at the 2001 Annual Meeting is required for approval of Proposal One.

               PROPOSAL TWO--RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Ernst & Young LLP, independent auditors for the Company during fiscal year 2000, to serve in the same capacity for the year ending December 31, 2001 and is asking the stockholders to ratify this appointment.

    In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

    The audit services provided by Ernst & Young during fiscal 2000 included an audit of the Company's consolidated financial statements, audits of employee benefit plan financial statements and a review of the Company's Annual Report and certain other filings with the Securities and Exchange Commission. In addition, Ernst & Young provided various non-audit services to the Company during 2000.

    Representatives of Ernst & Young LLP are expected to be present at the 2001 Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions.

STOCKHOLDER APPROVAL

    The affirmative vote of the holders of a majority of the Company's voting stock present in person or represented by proxy and entitled to vote at the 2001 Annual Meeting is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                             AUDIT COMMITTEE REPORT

    Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be soliciting material or deemed to be incorporated by reference into any such filing.

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Form 10-K with the Company's management and the independent auditors. The Chairman, as the representative of the Committee, reviewed the interim financial information contained in each quarterly earnings announcement with management and the Company's independent auditors prior to public release. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

    The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Committee has discussed with the independent auditors, the auditors' independence from the Company and its management. Also, the Company's independent auditors provided to the Audit Committee the letter and written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Walter B. Wriston (Chairman)
                                          Frank T. Cary
                                          Andre F. Marion
                                          Richard G. Rogers

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    The following table lists all persons known by Cygnus to own beneficially, as of March 8, 2001, five percent or more of the outstanding shares of its Common Stock. On December 31, 2000 there were 27,476,105 shares of Cygnus Common Stock outstanding.

                                                               NUMBER OF
                                                                 SHARES
                                                              BENEFICIALLY        APPROXIMATE
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNED          PERCENTAGE OWNED
------------------------------------                          ------------      ----------------
FMR Corp ...................................................   2,689,850(1)           9.80%
  82 Devonshire Street
  Boston, MA 02109-3614

The Palladin Group L.P.(2) .................................   2,099,858(3)           7.21%
  195 Maplewood Avenue
  Maplewood, NJ 07040

------------------------

(1) Information as of December 31, 2000, per Schedule 13G/A filed pursuant to Rule 13d-1(c) of the Securities Exchange Act of 1934, as amended.

(2) The Palladin Group L.P acts as investment adviser for certain investors and exercises voting and dispositive control with respect to the shares owned by each investor. None of the investors individually owns 5% or more of the outstanding shares.

(3) Information as of December 31, 2000, per Schedule 13G filed pursuant to Rule 13d-1(c) of the Securities Exchange Act of 1934, as amended.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 8, 2001 by (i) each director, (ii) the Chief Executive Officer and each of the other executive officers for the year ended December 31, 2000, and (iii) all directors and executive officers as a group.

                                                               NUMBER OF
                                                                 SHARES
                                                              BENEFICIALLY       APPROXIMATE
NAME OF BENEFICIAL OWNER                                        OWNED(1)     PERCENTAGE OWNED(2)
------------------------                                      ------------   -------------------
Neil R. Ackerman............................................     417,217             1.43%
Craig W. Carlson............................................     276,849                *
Frank T. Cary...............................................      91,618                *
John C Hodgman..............................................     541,158             1.85%
Andre F. Marion.............................................      71,925                *
Barbara G. McClung..........................................     127,513                *
Richard G. Rogers...........................................      48,179                *
Walter B. Wriston...........................................      73,818                *
All executive officers and directors as a group (eight
  persons)..................................................   1,648,277             5.65%

------------------------

*   Less than 1% of the shares outstanding.

(1) This disclosure is made pursuant to certain rules and regulations promulgated by the Securities and Exchange Commission and, in certain instances, the number of shares shown as being beneficially owned may not be deemed to be beneficially owned for other purposes. This amount includes options to purchase shares exercisable within 60 days of March 8, 2001 in the following amounts: Mr. Ackerman, 344,526 shares; Mr. Carlson, 222,924 shares; Mr. Cary, 46,772 shares; Mr. Hodgman, 422,925 shares; Mr. Marion, 70,925 shares; Ms. McClung, 86,287 shares; Mr. Rogers, 39,128 shares;
    Mr. Wriston, 68,618 shares. This amount also includes a Restricted Stock grant that was issued on March 2, 2001 to executive officers. The restriction on the stock will be lifted on the earlier of certain performance criteria or December 31, 2001, if the executive officer is still an active employee of the Company on that date. Each executive officer was issued a Restrictive Stock grant in the following amounts: Mr. Ackerman, 40,000 shares; Mr. Carlson, 35,000 shares; Mr. Hodgman, 60,000 shares;
    Ms. McClung, 30,000 shares. All directors and executive officers as a group beneficially own 1,648,277 shares.

(2) Percentage of outstanding Common Stock and of Common Stock that may be acquired upon exercise of outstanding options on or before May 7, 2001 by the persons named above and by all directors and executive officers as a group.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation paid or accrued by the Company to the Company's Chief Executive Officer and each of the other executive officers of the Company (determined as of December 31, 2000) (hereinafter referred to as the "Named Executive Officers") for the fiscal years ended December 31, 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                                 ANNUAL COMPENSATION                      AWARDS
                                        -------------------------------------   --------------------------
                                                                OTHER ANNUAL     RESTRICTED    SECURITIES      ALL OTHER
                                                      BONUS     COMPENSATION    STOCK AWARDS   UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR     SALARY ($)    ($)(1)         ($)           ($)(2)      OPTIONS (#)        ($)
---------------------------  --------   ----------   --------   -------------   ------------   -----------   -------------
John C Hodgman .........       2000      $300,000         -0-             --            --       100,000               --
  Chairman, President and      1999       311,538    $300,000             --            --        90,000               --
  Chief Executive Officer      1998       245,481         -0-             --      $225,000       230,329               --

Neil R. Ackerman .......       2000      $235,000         -0-             --            --        75,000               --
  Chief Technical Officer      1999       244,038    $200,000             --            --        60,000               --
  and Senior Vice              1998       217,518         -0-             --      $150,000       105,565               --
  President, Research &
  Development and
  Scientific Affairs

Craig W. Carlson .......       2000      $201,923         -0-             --            --        60,000               --
  Chief Operating Officer,     1999       192,115    $165,000             --            --        75,000               --
  Chief Financial Officer      1998       163,365         -0-             --      $125,000        72,155               --
  and Senior Vice President

Barbara G. McClung .....       2000      $185,837         -0-             --            --        60,000               --
  Senior Vice President,       1999       202,635    $140,000             --            --        70,000               --
  General Counsel and          1998       160,808         -0-             --      $100,000        55,000               --
  Secretary

------------------------

(1) Represents amounts which were accrued in the indicated year under the Company's employee bonus plan in which all employees of the Company participate.

(2) A bonus in the form of a Restrictive Stock grant was issued on February 26, 1999 to certain executive officers in lieu of a cash bonus for 1998. The restriction on the stock was lifted on July 1, 1999. The valuation amount is based on the February 26, 1999 stock price of $5.75 per share.

STOCK OPTIONS

    The following table sets forth information concerning the grant of stock options in fiscal year 2000 under the Company's 1999 Stock Incentive Plan to each of the Named Executive Officers. No stock appreciation rights were granted to the named executive officers during such fiscal year:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS
                           -----------------------------                                     POTENTIAL REALIZED VALUE ($)
                             NUMBER OF     PERCENTAGE OF                                        AT ASSUMED ANNUAL RATES
                            SECURITIES     TOTAL OPTIONS                                      OF STOCK PRICE APPRECIATION
                            UNDERLYING      GRANTED TO     EXERCISE OR                            FOR OPTION TERM(1)
                              OPTIONS      EMPLOYEES IN    BASE PRICE                      ---------------------------------
NAME                       GRANTED(#)(2)    FISCAL YEAR     ($/SH)(3)    EXPIRATION DATE      0%          5%         10%
----                       -------------   -------------   -----------   ---------------   ---------   --------   ----------
John C Hodgman...........     100,000          12.57%        $15.75         02/04/10             --    $990,509   $2,510,144

Neil R. Ackerman.........      75,000           9.42%        $15.75         02/04/10             --    $742,882   $1,882,608

Craig W. Carlson.........      60,000           7.54%        $15.75         02/04/10             --    $594,305   $1,506,087

Barbara G. McClung.......      60,000           7.54%        $15.75         02/04/10             --    $594,305   $1,506,087

------------------------

(1) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten (10)-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(2) Generally, stock option grants become vested and excercisable (i) for 25% of the underlying shares on the first anniversary of the grant date and
    (ii) for the balance of the shares in a series of thirty-six
    (36) successive equal monthly installments over the optionee's thirty-six
    (36)-month period of service thereafter. These options have a term of ten
    (10) years measured from the grant date.

(3) The exercise price may be paid in (i) cash, (ii) shares of Common Stock held for the requisite period to avoid a charge to the Company's earnings for financial reporting purposes, (iii) through a same-day sale program, or
    (iv) subject to the discretion of the 1999 Plan Administrator, by delivery of a full-recourse, secured promissory note payable to the Company. However, since the inception of the 1999 Plan, payments for shares of Common Stock acquired pursuant to the exercise of options have been made only in cash.

    The following table sets forth information with respect to the Named Executive Officers concerning exercise of options during the 2000 fiscal year and unexercised options held as of the end of that fiscal year. No stock appreciation rights were exercised by such Named Executive Officers during such fiscal year and no stock appreciation rights were held by them at the end of such fiscal year.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL-YEAR END OPTION VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                     SHARES                   UNDERLYING UNEXERCISED             IN-THE-MONEY
                                    ACQUIRED      VALUE        OPTIONS AT FY END (#)        OPTIONS AT FY END($)(2)
                                   ON EXERCISE   REALIZED   ---------------------------   ---------------------------
NAME                                   (#)        ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   --------   -----------   -------------   -----------   -------------
John C Hodgman...................        -0-     $    N/A     365,793        209,281        $151,260       $67,709
Neil R. Ackerman.................     20,000     $226,831     306,361        125,149        $ 85,800       $     0
Craig W. Carlson.................      5,000     $ 67,813     191,582        112,268        $ 58,988       $     0
Barbara G. McClung...............        -0-     $    N/A      57,953        115,835        $ 21,728       $16,928

------------------------

(1) Market value on the date of exercise, less option exercise price.

(2) Market value of shares covered by in-the-money options on December 31, 2000 ($4.875), less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT AGREEMENTS

    Effective December 2000, the Company entered into new employment agreements with each of the Named Executive Officers. The new employment agreements replaced the prior employment and change in control agreements for each of the Named Executive Officers. The new agreements generally provide that if a Named Executive Officer is either constructively terminated or terminated by the Company without cause, then such Named Executive Officer shall receive, with no duty to mitigate, the following: (i) a cash lump sum payment equal to one times the officer's highest amount of base salary and annual bonus, (ii) up to twelve months of health and life insurance benefits, (iii) full vesting of all unvested stock options and restricted stock, and (iv) up to six months of outplacement services. Under the new employment agreements, the base salaries as of December 31, 2000 for Mr. Hodgman, Mr. Ackerman, Mr. Carlson and Ms. McClung are $300,000, $245,000, $230,000 and $225,000, respectively. Each Named Executive
Officer is also entitled to participate in the Company's Incentive Bonus Plan and any other Company bonus plans as applicable. Each Named Executive Officer's unvested stock options shall also vest in full upon a change in control of the Company and each Named Executive Officer shall receive an excise tax restoration payment, if necessary.

                         COMPENSATION COMMITTEE REPORT

GENERAL

    Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filing.

    The Compensation Committee of the Board of Directors (the "Committee") exercises broad oversight responsibilities regarding executive compensation and determines the total compensation of executive officers. The Committee is composed exclusively of independent, non-employee directors. The Committee sets the base salary of the Company's executive officers and administers the Company's Stock Incentive Plan, under which stock option grants may be made to executive officers and other employees. In addition, the Committee administers the Company's Incentive Bonus Plan, under which the Company's executive officers and other employees may receive a bonus based upon the accomplishment of corporate goals as well as individual performance, and considers and approves management succession for all of the Company's officers.

    The fundamental policy of the Committee is to attract and retain individuals of high caliber to serve as executive officers of the Company, to motivate their performance in the achievement of aggressive business plans, to achieve the Company's strategic objectives and to align the interests of executive officers with the long-term interest of stockholders by optimizing stockholder value in a rapidly changing health care environment. Because the Company's underlying philosophy is "pay for performance," each executive's total compensation is based on the overall performance of the Company and the executive as an individual. Accordingly, each executive officer's compensation package is comprised of three components: (i) base salary, which reflects individual performance and is designed primarily to be competitive with the base salary levels of other companies within the industry of comparable size to the Company;
(ii) annual variable bonus awards, which are tied to the achievement of the Company's performance goals established and approved by the Board of Directors (as described more fully in the section entitled "Annual Incentive Compensation" herein); and (iii) stock options, which align and strengthen the mutuality of interests between the executive officers and stockholders.

    In designing and administering its executive compensation program, the Company attempts to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

FACTORS

    The process involved and the factors considered in the executive compensation determination for fiscal year 2000 are summarized below. It is expected that this process will remain the same in fiscal year 2001. However, the Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of "pay for performance."

SALARY LEVELS

    In establishing the base salary level for each executive officer, the Committee considers executive compensation data compiled from surveys of biotechnology, pharmaceutical and high technology companies. The Company identifies and the Committee selects comparative companies on the basis of a number of factors, such as their size and organizational complexity, the nature of their business, the geographic regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other "at risk" forms of compensation) and the availability of compensation information. The companies with whom Cygnus compares its compensation practices are not necessarily those included in the indexes used to compare stockholder return in the Stock Performance Chart. The Company's Human Resources Department, in an effort to obtain a broad base of data, participates in compensation surveys and obtains commercially available survey data. This information is supplemented with data from proxy statements of comparative companies. The Company's salary program is designed to reward individual performance within the context of the Company's overall performance. Using survey data as a starting point, the Committee takes into account the performance of each officer based on the achievement of specific performance objectives. Other factors considered in the review include the executive's experience and adherence to the Company's core values.

ANNUAL INCENTIVE COMPENSATION

    The Incentive Bonus Plan is designed to reward executive officers for their contributions to corporate and individual objectives. The Committee's philosophy is that increasing portions of compensation should be "at risk" for such officers. The corporate and individual objectives are established at the beginning of the year by executive management and approved by the Committee and the Board of Directors. Awards are driven by a combination of Company and individual performance, compared to the objectives. Information regarding Company performance (or summaries thereof) is considered by the Committee in a subjective evaluation of overall performance of the Company and the executive officers for purposes of determining actual bonus levels. If the corporate performance objectives are not met, the plan is not funded and a bonus award is not made, regardless of individual performance. Based upon 2000 Company performance, the Compensation Committee did not award a bonus to the executive officers. It is anticipated that for fiscal year 2001, the Company's Incentive Bonus Plan for executive officers and all other employees will continue to provide for performance-based bonus amounts.

LONG-TERM INCENTIVE COMPENSATION

    The Company's primary incentive for long-term performance is the utilization of stock options as a component of a competitive, performance-based compensation program. The Committee continues to believe that stock options that are granted at the current market price, as is required under the Company's stock option plan, are an excellent incentive for employees to pursue a long-term strategy that will result in increased stockholder value. The performance stock option grant program is designed to align the interests of the executive officers with those of the Company's stockholders and provide each individual with an incentive to manage the Company from the perspective of stockholders. Stock option grants to executive officers are considered annually and are intended to reflect, as well as reward, the individual's contribution to the achievement of aggressive business goals. Each option grant allows the executive officer to acquire shares of the Company's Common Stock at the fair market price on the grant date. The option vests over four (4) years and has a term of ten
(10) years from the grant date. Generally, these stock options vest for 25% of the total number of shares underlying the option on the first anniversary of the grant date and for the balance in equal monthly installments over the next thirty-six (36)-month period of service. Certain options are subject to acceleration if specific performance criteria are met. Accordingly, the options will provide a return to the executive only if the market price of the underlying shares appreciates over the terms of the options and the executive remains employed by the Company.

    The guidelines for stock option grants are reviewed and set periodically, based on a comparison to survey data from other pharmaceutical, biotech and high technology companies. In 2000, the Committee considered and approved long-term incentive stock option grants for the plan participants that reflected an assessment of each individual's performance and the individual's impact on overall Company performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Hodgman's annual salary for 2000 was $300,000 and is unchanged as of the date of the mailing of this proxy. In determining any adjustment in Mr. Hodgman's salary, the Compensation Committee seeks competitiveness with other companies of comparable size within the industry. In addition, Mr. Hodgman is eligible to receive an incentive bonus dependent on overall Company performance, as well as his individual performance. Based upon the Committee's judgment of the overall performance of the Company in 2000, Mr. Hodgman was not awarded a bonus. In 2000 Mr. Hodgman was granted options to purchase 100,000 shares of the Company's Common Stock under the terms and conditions of the Company's stock option plan. The exercise price of the options was equal to 100% of the fair market value of the Common Stock on the option grant date.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation paid to the Company's executive officers for fiscal year 2000 did not exceed the $1 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to the Company's executive officers for fiscal year 2001 will exceed that limit. The Company's 1999 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation, which will not be subject to the $1 million limitation.

    Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has not taken any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this matter should the individual compensation of any executive officer ever approach the $1 million level.

                                          COMPENSATION COMMITTEE

                                          Frank T. Cary (Chairman)
                                          Andre F. Marion
                                          Richard G. Rogers

                                          Walter B. Wriston

                            STOCK PERFORMANCE GRAPH

    The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Nasdaq U.S. Stock Market Index and the Nasdaq Pharmaceutical Index, based on an assumed $100 invested on December 31, 1996, with immediate reinvestment of dividends.

    The Company does not believe it can reasonably identify a peer group of companies on an index or line-of-business basis for the purpose of developing a comparative performance index. The Nasdaq Pharmaceutical Index includes companies that develop, manufacture and market pharmaceutical products, including biopharmaceutical products, as well as diagnostic device companies, and, in the opinion of the Company, provides a meaningful index of comparative performance.

    The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 ON CYGNUS STOCK, NASDAQ U.S. STOCK MARKET AND
                             PHARMACEUTICAL INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Index (12/31/95 = 100.00)
12/31/9612/31/9712/31/9812/31/9912/31/00 Cygnus Stock 100.00 137.10 33.62 125.86
33.62 NASDAQ U.S. Stock Market 100.00 122.48 172.72 321.00 193.18 NASDAQ
Pharmaceutical 100.00 103.05 130.81 246.54 307.49

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Proposals to be presented by stockholders of the Company at the 2002 Annual Meeting must be received by the Company at its corporate office no later than November 18, 2001. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report for the fiscal year ended
December 31, 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to receive notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not proxy soliciting material.

                                   FORM 10-K

    THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CORPORATE COMMUNICATIONS, CYGNUS, INC., 400 PENOBSCOT DRIVE, REDWOOD CITY, CA 94063.

OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

                                          By Order of the Board of Directors

                                          /s/ John C. Hodgman

                                          John C Hodgman
                                          Chairman, President and Chief
                                          Executive Officer

Dated: March 22, 2001

                                                                      APPENDIX A

                      CYGNUS, INC. AUDIT COMMITTEE CHARTER

ORGANIZATION

    This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors for the adoption of the Charter and any amendments thereto. The Committee shall be appointed by the Board and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The Charter and the reports of the Audit Committee must be read and its activities considered with the understanding that the financial statements are the responsibility of the Company's management. The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. In addition, the Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission for inclusion in the Company's annual proxy statement. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

    - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss the auditors' independence from management and the Company with the auditors, as well as matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the

      Board of Directors the selection of the Company's independent auditors, subject to shareholders' approval.

    - The Committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethics compliance programs. Furthermore, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of the auditors' examinations.

    - The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee, or his/her designee, may represent the entire Committee for the purposes of this review.

    - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

    The Audit Committee's job, with the responsibilities and powers set forth in this Charter, is truly one of oversight. The Company's management is responsible for preparing the financial statements. The Company's independent accountants are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter these traditional responsibilities. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations, and legal and ethics conduct programs.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  CYGNUS, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of Cygnus, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 2001 Annual Meeting of Stockholders of Cygnus, Inc., to be held on May 3, 2001, and hereby appoints John C Hodgman, Craig W. Carlson and Barbara G. McClung, and each of or any of them, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting and at any adjournment or postponement thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ELECTION OF THE COMPANY'S NOMINEES AS DIRECTORS AND FOR EACH OF THE LISTED PROPOSALS, AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


--------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE:  PLEASE MARK COMMENTS/ADDRESS BOX ON REVERSE SIDE

1.   ELECTION OF DIRECTORS                     FOR      WITHHELD FOR ALL
                                               / /               / /
     Nominees: Frank T. Cary, John C
     Hodgman, Andre F. Marion, Richard
     G. Rogers and Walter B. Wriston.

2.   Proposal to reappoint  Ernst & Young      FOR        AGAINST      ABSTAIN
     LLP as the Company's independent          / /          / /           / /
     auditors for the 2001 fiscal year.


                                               I PLAN TO ATTEND THE MEETING. / /

                                               COMMENT/ADDRESS CHANGE        / /
                                               Please mark this box if you have
                                               written comments/address change
                                               on the reverse side.



Signature(s)____________________________________________________________________

Dated ___________________________________, 2001

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.